Supplement to the
Fidelity® Small Cap Stock Fund, Fidelity Mid-Cap Stock
Fund, and Fidelity Large Cap Stock Fund
June 27, 2002
Prospectus

On October 17, 2002, the Board of Trustees of Small Cap Stock authorized the reduction of the fund's redemption fee period from 3 years to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 2.00% of the amount redeemed.

The following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 8.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed) for Small Cap Stock onlyA	2.00%
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Mid-Cap Stock onlyA	0.75%

A A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in a fund's net asset value per share (NAV).

The following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 9.

SML-03-01 January 1, 2003
1.711115.112

		Sell All Shares	Hold Shares
Small Cap Stock	1 year	$ 114	$ 114
	3 years	$ 356	$ 356
	5 years	$ 617	$ 617
	10 years	$ 1,363	$ 1,363
		Sell All Shares	Hold Shares
Mid-Cap Stock	1 year	$ 96	$ 96
	3 years	$ 300	$ 300
	5 years	$ 520	$ 520
	10 years	$ 1,155	$ 1,155
Large Cap Stock	1 year	$ 93	$ 93
	3 years	$ 290	$ 290
	5 years	$ 504	$ 504
	10 years	$ 1,120	$ 1,120

The following information replaces similar information found in the "Buying and Selling Shares" section on page 15.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces the similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section beginning on page 15.

The price to sell one share of Large Cap Stock is the fund's NAV. The price to sell one share of Small Cap Stock or Mid-Cap Stock is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Small Cap Stock will deduct a 2.00% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 90 days. Mid-Cap Stock will deduct a 0.75% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces similar information found in the "Buying and Selling Shares" section beginning on page 16.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces the similar information found under the heading "Policies" in the "Features and Policies" section on page 19.

You will be given 30 days' notice to re-establish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Supplement to the
Fidelity® Intermediate Bond Fund
June 27, 2002 Prospectus

The following information replaces similar information found in the "Buying and Selling Shares" section on page 10.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 11.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page 14.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keough accounts) for any reason, including solely due to declines in the fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

IBF-03-01 January 1, 2003
1.479312.105

Supplement to the
Fidelity® Small Cap Retirement Fund
June 27, 2002
Prospectus

The following information replaces similar information found in the "Buying and Selling Shares" section on page 10.

Minimums
To Open an Account	$2,500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000

The following information replaces similar information found in the "Buying and Selling Shares" section on page 12.

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

The following information replaces similar information found in the "Features and Policies" section on page 16.

If your account balance falls below $2,000 for any reason, including solely due to declines in the fund's NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

SMR-03-01 January 1, 2003
1.769904.101